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                                                                    EXHIBIT 10.0

             FIRST AMENDMENT TO LIMITED LIABILITY COMPANY AGREEMENT
                     OF MODULAR INTERCONNECT SYSTEMS, L.L.C.

         FIRST AMENDMENT, dated as of November 10, 2000, to Limited Liability Company Agreement of Modular Interconnect Systems, L.L.C., dated as of July 28, 1998, between Sheldahl, Inc., a Minnesota corporation ("Sheldahl") and Molex Incorporated, a Delaware corporation ("Molex").

                              PRELIMINARY STATEMENT

         Sheldahl and Molex entered into a limited liability company agreement relating to Modular Interconnect Systems, L.L.C. ("Company"), dated July 28, 1998 (the "Joint Venture Agreement").

         Under the terms of an Agreement and Plan of Merger among Sheldahl, IFT Acquisition Corp., a wholly-owned subsidiary of Sheldahl, International Flex Holdings, Inc. ("IFH") and the stockholders of IFH (the "Merger Agreement"), Sheldahl has proposed to issue shares of its common stock to the stockholders of IFH in exchange for all outstanding equity securities of IFT.

         Under the terms of a Stock Purchase Agreement among Sheldahl and the purchasers listed on exhibit A thereto (the "Stock Purchase Agreement"), Sheldahl has proposed to issue shares of its Series G Convertible Preferred Stock and common stock to the purchasers party thereto.

         Under the terms of a Subordinated Notes and Warrant Purchase Agreement among Sheldahl and the purchasers listed on exhibit A thereto (the "Subordinated Debt Agreement"), Sheldahl has proposed to issue subordinated notes and warrants to purchase shares of Sheldahl's common stock to the purchasers party thereto.

         As an inducement to the foregoing transactions, the parties hereto desire to amend the Joint Venture Agreement as set forth below.

         Accordingly, the parties hereto agree as follows:

1 The following terms, when used herein, shall have the indicated meanings:

a. "Effective Time" shall have the meaning given to such term in the Merger Agreement.

b. "Governance Agreement" shall mean the governance agreement among the purchasers party to the Stock Purchase Agreement, Sound Beach and certain other stockholders of Sheldahl.



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c.       "Joint Venture Agreement" shall have the meaning given that term in the preliminary statement to this First Amendment.

d. "Merger Agreement" shall have the meaning given that term in the preliminary statement to this First Amendment.

e. "Sound Beach" shall mean Sound Beach Technology Partners, LLC, a Delaware limited liability company.

f. "Stock Purchase Agreement" shall have the meaning given that term in the preliminary statement to this First Amendment.

g. "Subordinated Debt Agreement" shall have the meaning given that term in the preliminary statement to this First Amendment.

h. "Voting Agreement" shall mean the voting agreement entered into among the Purchasers under the Stock Purchase Agreement and Sound Beach relating to election of the directors of Sheldahl.

2 Capitalized terms defined in the Joint Venture Agreement shall have the same meanings herein.

3 Each of Sheldahl and Molex agrees and confirms that no defaults have occurred and are continuing as of the date hereof under the Joint Venture Agreement and hereby agree to waive all defaults by the other party hereto, if any, which have occurred from the inception date of the Joint Venture Agreement and up to and through the Effective Time.

4 Molex agrees that no Change of Ownership of Sheldahl or any default under the Joint Venture Agreement shall be deemed to have occurred by reason of the parties thereto having entered into the Merger Agreement, the Stock Purchase Agreement, the Subordinated Debt Agreement, the Governance Agreement and the Voting Agreement, or having consummated the transactions and arrangements contemplated thereby.

5 Molex hereby waives its right, if any, to exercise any rights or remedies under section 9.10 of the Joint Venture Agreement with respect to the Company's failure to meet its business goals as specified in
         Exhibit 9.10 thereto in all material respects for the periods ending June 30, 1999 and June 30, 2000.

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6        Except as herein expressly amended, the Joint Venture Agreement is ratified and confirmed in all respects and shall remain in full force and effect in accordance with its terms.

7 From and after the Effective Time, all references to the Joint Venture Agreement in the Joint Venture Agreement and any ancillary documents in connection therewith shall mean the Joint Venture Agreement as amended hereby.

8 From and after the Effective Time, the Joint Venture Agreement, as amended hereby, shall constitute the entire agreement of the parties with respect to the subject matter hereof.

9 This First Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original of this First Amendment.

10 Notwithstanding anything is this First Amendment to the contrary, none of the foregoing shall take effect and this First Amendment shall be deemed terminated, null, void and without effect without any further action on the part of either party hereto if the Merger Agreement, the Stock Purchase Agreement or the Subordinated Debt Agreement is terminated for any reason pursuant to the terms thereof.



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    IN WITNESS WHEREOF, the parties have caused this First Amendment to be executed by their respective authorized officers as of the date aforesaid.

                               SHELDAHL, INC.

                               By: /s/ EDWARD L. LUNDSTROM
                                  ---------------------------------------------
                               Name:  Edward L. Lundstrom
                               Title: President

                               MOLEX INCORPORATED

                               By:  /s/ THOMAS S. LEE
                                  ---------------------------------------------
                               Name:  Thomas S. Lee
                               Title: Vice President New Ventures & Acquisitions


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